SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of
SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

Supplement dated September 14, 2000 to
Prospectus dated August 28, 2000


On September 7, 2000 the Board of Directors of Smith Barney Investment Funds Inc., on behalf of Smith Barney Hansberger Global Small Cap Value Fund (the "Small Cap Fund"), approved a proposed reorganization pursuant to which Smith Barney Hansberger Global Value Fund of Smith Barney Investment Funds Inc. (the "Global Fund") would acquire the assets and assume the stated liabilities of the Small Cap Fund in exchange for shares of the Global Fund. This reorganization will allow Small Cap Fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Small Cap Fund shareholders would receive shares of the Global Fund equal in value to their investment in the Small Cap Fund in accordance with the terms of the reorganization. Small Cap Fund shareholders would not be charged a sales load when Global Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of October 6, 2000 Salomon Smith Barney Inc. will no longer be accepting investments into the Small Cap Fund.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Small Cap Fund. Proxy materials describing the proposed reorganization will be mailed to Small Cap Fund shareholders of record on October 13, 2000, on or about October 23, 2000, in anticipation of a meeting of the shareholders expected to be held on November 22, 2000. If approved by Small Cap Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02030